EATON VANCE TAX-MANAGED EMERGING MARKETS FUND
                            Institutional Shares
                         Supplement to Prospectus dated
                                November 1, 2004


The following is added to the first paragraph under "Purchasing Shares":


The minimum initial investment is waived for clients of Eaton Vance and its affiliates, and for individual accounts of a financial intermediary that charges a fee for its services, provided the aggregate value of such accounts is at least $50,000.













March 22, 2005                                                           ITMEMPS